Exhibit 10.14

Supplementary Agreement to the Equity Transfer Agreement

Transferors (hereinafter referred to as “Party A”):

Shareholder	ID No./ Passport No.
Xu Huajian	***
Cai Jiancong	***
Xie Huiyan	***
Xu Pingyi	***
Xiong Haoyu	***
Mo Lingping	***
Yao Yasong	***
WangYunmei	***
Zhu Yibing	***
Yuan Bowen	***
Liu Yuntao	***
Zhong Zisheng	***
Zhong Xiaohong	***
Zhu Yiyong	***
Dai Zhuoran	***
Yuan Chen Peter	***

Transferee (hereinafter referred to as “Party B”): Lobo Holdings Ltd, a incorporated in accordance with the laws of Hong Kong Special Administrative Region, People’s Republic of China;

Whereas:

1.	Jiangsu Luobei Electric Vehicle Co., Ltd. (hereinafter referred to as “Target Company”) was established in Wuxi City, Jiangsu Province on November 29, 2021, and now has registered capital of RMB 10 million.

2.	On March 14, 2022, Patty B has signed the Equity Transfer Agreement of Jiangsu Luobei Electric Vehicle Co., Ltd. with each party to Party A,

Upon mutual consensus, the patties hereto reach the following supplementary agreement m connection with transfer of the equity in the Target Company:

I. As the shareholder of the Target Company, Party A shall pay up the contributions to the Target Company before May 31, 2022.

II. Patty A shall hold l00% of equity in the Target Company, and shall have subscribed contributions of RMB l0 million. Party A respectively transfers its all equity held in the Target Company (hereinafter referred to as the “Target Equity”) to Patty B in consideration of the corresponding subscribed contribution as the equity transfer price (hereinafter referred to as the “equity transfer price”) as follows:

Party A	Subscribed Contributions (RMB’0,000)	Contribution Percentage (%)	Equity Transfer Price (RMB’0,000)
Xu Huajian	463	46.3	463
Cai Jiancong	100	10	100
Xie Huiyan	100	10	100
Xu Pingyi	115.8	11.58	115.8
XiongHaoyu	49.9	4.99	49.9
Mo Lingping	35	3.5	35
Yao Yasong	35	3.5	35
WangYunmei	30.4	3.04	30.4
Zhu Yibing	10.5	1.05	10.5
Yuan Bowen	10	1	10
Liu Yuntao	5.2	0.52	5.2
Zhong Zisheng	5.2	0.52	5.2
Zhong Xiaohong	5	0.5	5
Zhu Yiyong	5	0.5	5
Dai Zhuoran (Hong Kong Resident)	20	2	20
Yuan Chen Peter (US Citizen)	10	1	10
Total	1000	100.00	1000

III. Party B shall pay the equity transfer price to Patty A within 12 months from the date. When the Target Equity has been filed registered with the administration for industry and commerce.

IV. The parties hereto shall file transfer of the Target Equity with the competent company registration department within 30 business days after execution of the Agreement.

V. The Agreement shall come into force after Party A and Patty B affix signature and seal hereon.

[The remainder of this page is the signature page]

[The remainder of this page is intentionally left blank and is the signature page to the Supplementary Agreement to the Equity Transfer Agreement]

Transferors:

/s/ Xu Huajian	/s/ Cai Jiancong
Xu Huajian	Cai Jiancong

/s/ Xie Huiyan	/s/ Xiong Haoyu
Xie Huiyan	Xiong Haoyu

/s/ Mo Lingping	/s/ Yao Yasong
Mo Lingping	Yao Yasong

/s/ Wang Yunmei	/s/ Zhu Yibing
Wang Yunmei	Zhu Yibing

/s/ Yuan Bowen	/s/ Liu Yuntao
Yuan Bowen	Liu Yuntao

/s/ Zhong Zisheng	/s/ Zhong Xiahong
Zhong Zisheng	Zhong Xiahong

/s/ Zhu Yiyong	/s/ Xu Pingyi
Zhu Yiyong	Xu Pingyi

/s/ Dai Zhuoran	/s/ Yuagh Chen Peter
Dai Zhuoran	Yuagh Chen Peter

Transferee: Lobo Holdings Ltd

(Seal) For and on behalf of

LOBO HOLDIGNS LIMITED

Authorized Representative: Xu Huajian	(Signature)

Authorized Signature(s)

Date of Signature: March 18, 2023